Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of AMS Health Sciences, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2006 (the “Report”), I, Robin L. Jacob, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2006	By: /S/ ROBIN L. JACOB
Robin L. Jacob
Chief Financial Officer